Receivables from Customers, Broker-Dealers and Clearing Organization, Net - Schedule of Receivables From Customers, Broker-Dealers and Clearing Organizations, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Receivables from:
Customers	$ 693	$ 3,463
Brokers-dealers and clearing organizations	19	679
Sub-total	712	4,142
Less: allowance for expected credit losses	(501)	(590)
Total	$ 211	$ 3,552